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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange  Act of 1934
       Date of Report  (Date of earliest event reported): August 26, 2002

                       Commission File Number: 333-82617

  Michigan              Venture Holdings Company LLC            38-3470015

  Michigan              Vemco, Inc.                             38-2737797

  Michigan              Venture Industries Corporation          38-2034680

  Michigan              Venture Mold & Engineering Corporation  38-2556799

  Michigan              Venture Leasing Company                 38-2777356

  Michigan              Vemco Leasing, Inc.                     38-2777324

  Michigan              Venture Holdings Corporation            38-2793543

  Michigan              Venture Service Company                 38-3024165

  Michigan              Experience Management, LLC              38-3382308

  Michigan              Venture Europe, Inc.                    38-3464213

  Michigan              Venture EU Corporation                  38-3470019

  (State or other       (Exact name of registrant as            (I.R.S. Employer
  jurisdiction of       specified in its charter)               Identification
  incorporation or                                              Number)
  organization)

                  33662 James J. Pompo, Fraser, Michigan 48026
              (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code: (586) 294-1500

                                 Not Applicable
         (Former name or former address, if changed since last report)


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Item 9.  Regulation FD Disclosure.

         A one-hour telephone conference call to discuss certain current issues that have been presented to Venture Holdings Company LLC and its subsidiaries ("Venture") will be held on:

         Date:                                       Thursday, August 29, 2002

         Time:                                       10:30 a.m. Eastern

         Toll-free call-in number:                   Domestic: 800-230-1085

                                                     International: 612-288-0340

         Participants are asked to begin dialing in to the conference call ten minutes before its scheduled start time.

         Participating in the call on behalf of Venture will be James E. Butler, Executive Vice President.

         Venture will endeavor to answer as many questions as possible during the conference call, however, Venture requests that participants submit their questions prior to the conference call, via e-mail to pressquestions@ventureindustries.com, in order to allow more participants to ask questions and to permit Venture to provide as much information as possible during the call. Venture requests that each participant ask only one question at a time to allow as many participants as possible to participate. While Venture will attempt to answer as many questions as possible, not all questions can be answered.

         There will not be any replay of the conference call available following the call.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VENTURE HOLDINGS COMPANY LLC
                                    VEMCO, INC.
                                    VENTURE INDUSTRIES CORPORATION
                                    VENTURE MOLD & ENGINEERING CORPORATION
                                    VENTURE LEASING COMPANY
                                    VEMCO LEASING, INC.
                                    VENTURE HOLDINGS CORPORATION
                                    VENTURE SERVICE COMPANY
                                    EXPERIENCE MANAGEMENT LLC
                                    VENTURE EUROPE, INC.
                                    VENTURE EU CORPORATION


Date: August 26, 2002               By:     /s/ James E. Butler
                                       -----------------------------------------
                                       James E. Butler
                                       Executive Vice President



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